Exhibit 32.2

Certification Statement of Chief Financial Officer
Pursuant to 18 U.S.C. Section 1850, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, the Chief Financial Officer of The Wilber Corporation (the "Company"), hereby certifies that to his knowledge on the date hereof:

      (a) the Form 10-Q of the Company for the three month period ended March 31, 2004, filed on the date hereof with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by this report.


                                           /s/ Joseph E. Sutaris
                                           -------------------------------------
                                           Joseph E. Sutaris
                                           Secretary and Chief Financial Officer
                                           Date:  May 7, 2004


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